                                                                    EXHIBIT 99.1

Press Release

UPS POSTS STRONG EARNINGS GAIN ON GROWTH ACROSS ALL SEGMENTS

INTERNATIONAL, NON-PACKAGE SURGE; U.S. SEGMENT STRENGTHENS

ATLANTA, Oct. 21, 2003 - UPS (NYSE:UPS) today reported a 28% jump in net income for the third quarter thanks to a strengthening U.S. package business, record performances by both the international and non-package segments and two other modest gains.

Earnings per diluted share increased 27% to $0.65 from $0.51 last year, including gains due to the sale of a business unit and a favorable tax ruling. Without these items, earnings per diluted share were $0.62, up 22% compared to the prior year.

The U.S. package business, paced by a strong 10.2% rise in Next Day Air(R) volume and a 2% increase in the larger ground business, grew 3.2% or 374,000 packages per day compared to the prior-year period. International export package volume climbed 8.1% as that unit posted the most profitable quarter in its history. Non-package revenue increased 6.2% and operating profit for that unit jumped 92%, including a gain on the sale of UPS Aviation Technologies.

"While there were many highlights in the quarter, the accelerated growth in U.S. package deliveries, increasing signs of U.S. economic growth and the strong international performance really stand out," said Scott Davis, UPS's chief financial officer. "We also were pleased with the continuing improvement on the non-package side, because we know the strategy of expanding our distribution and supply chain capabilities will feed the success of all parts of our business going forward."

For the quarter ended Sept. 30, 2003, consolidated revenue totaled $8.31 billion, up 7.2% from the $7.75 billion reported during the same period in 2002. Consolidated operating profit increased 21% to $1.15 billion. Net income totaled $739 million, an increase of 28% over the prior year's $578 million. Excluding the gains due to the sale of the business unit and a favorable tax ruling, net income totaled $702 million, an increase of 21%.

Highlights by segment included:

- U.S. package revenue totaled $6.22 billion, up 5.6% compared to the prior year's $5.89 billion. Operating profit increased 2%, to $825 million, despite continuing pressure from rising healthcare expenses and other benefit costs. Total daily volume in the United States rose 3.2% to 12 million packages per day, including a 10.2% gain in Next Day Air package volume and a strong 8.5% increase in deferred air volume. Ground volume increased 2% to 10 million packages per day.

- International package revenue rose 15.7% to $1.37 billion, while operating profit surged 171% from $65 million in 2002 to $176 million this year. That made the quarter the most profitable in the unit's history, even though the third quarter normally lags with the summer vacation period. Operating margin for the segment was 12.8%, the fourth consecutive quarter with international operating margins over 10%. Total volume rose 3.8% to 1.23 million packages per day, with average export volume increasing 8.1% to 468,000 packages per day. The Asia-Pacific region posted another strong export gain of 14%. U.S. export volume rose 6.5%, the largest such increase since 2000.

- The non-package segment saw revenue climb 6.2% to $723 million and operating profit increase 92% to $146 million, including the $24 million gain on the sale of UPS Aviation Technologies. The improvement in operating profit was driven not only by revenue growth and new customer contracts, but also by the successful integration of acquisitions into UPS Supply Chain Solutions. UPS Supply Chain Solutions was rated the No. 1 logistics provider by Inbound Logistics earlier this month.

The quarter also included the benefit of an income tax reduction of $22 million based on a federal court ruling regarding the expensing of aircraft maintenance costs.

For the nine months ended Sept. 30, 2003, consolidated revenue increased 6.7% to $24.55 billion, while operating profit rose 8.4% to $3.17 billion. Net income climbed 21.5%, from $1.68 billion to $2.04 billion. Diluted earnings per share increased 21.6% to $1.80.

Davis said the company is encouraged by the momentum in its U.S. business. This is being driven by signs of economic recovery, expanded customer relationships, the deployment of new technology and improved customer access through The UPS Store network.

"In light of our momentum and the firming U.S. economy, we believe UPS is going to have a strong fourth quarter," Davis predicted. "We expect to see additional improvement in our U.S. domestic segment with volume growth of 3% to 4%. We anticipate the international and non-package segments will continue the solid growth trends we saw in the third quarter."

Davis said the company expects fourth quarter earnings to be in the range of $0.65 to $0.70 per diluted share compared to the $0.59 recorded during the period last year. The company expects to fully achieve its targeted earnings growth of 10-to-15% for the full year, he added.

UPS is the world's largest package delivery company and a global leader in supply chain services, offering an extensive range of options for synchronizing the movement of goods, information and funds. Headquartered in Atlanta, Ga., UPS serves more than 200 countries and territories worldwide. UPS's stock trades on the New York Stock Exchange (UPS) and the company can be found on the Web at UPS.com.

Detailed financial schedules are available on the company's Web site.



EDITOR'S NOTE: UPS CFO Scott Davis will discuss third quarter results with investors and analysts during a conference call later today at 10:00 a.m. (EDT). That conference call is open to listeners through a live Webcast. To access the call, go to www.shareholder.com/ups and click on "Earnings Webcast."

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations, our competitive environment, strikes, work stoppages and slowdowns, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED FINANCIAL DATA - THIRD QUARTER

                                                            QUARTER ENDED SEPTEMBER 30,                CHANGE
                                                            ---------------------------      -----------------------
                                                              2003            2002               $               %
                                                              ----            ----             -----           -----
(financial data in millions, except per share amounts)
STATEMENT OF INCOME DATA:
Revenue:
      U.S. domestic package                                  $ 6,219         $ 5,889         $   330            5.6%
      International package                                    1,370           1,184             186           15.7%
      Non-package                                                723             681              42            6.2%
                                                             -------         -------         -------
      Total revenue                                            8,312           7,754             558            7.2%

Operating expenses:
      Compensation and benefits                                4,830           4,520             310            6.9%
      Other                                                    2,335           2,284              51            2.2%
                                                             -------         -------         -------
      Total operating expenses                                 7,165           6,804             361            5.3%

Operating profit:
      U.S. domestic package                                      825             809              16            2.0%
      International package                                      176              65             111          170.8%
      Non-package                                                146              76              70           92.1%
                                                             -------         -------         -------
      Total operating profit                                   1,147             950             197           20.7%

Other income (expense):
      Investment income                                           23              20               3           15.0%
      Interest expense                                           (31)            (30)             (1)           3.3%
                                                             -------         -------         -------
      Total other income (expense)                                (8)            (10)              2           20.0%
                                                             -------         -------         -------
Income before income taxes                                     1,139             940             199           21.2%

Income taxes                                                     400             362              38           10.5%
                                                             -------         -------         -------
Net income                                                   $   739         $   578         $   161           27.9%
                                                             =======         =======         =======


Net income as a percentage of revenue                            8.9%            7.5%

Per share amounts

      Basic earnings per share                               $  0.66         $  0.52
      Diluted earnings per share                             $  0.65         $  0.51

Weighted average shares outstanding
      Basic                                                    1,128           1,118
      Diluted                                                  1,140           1,134


Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                     SELECTED OPERATING DATA - THIRD QUARTER

                                                 QUARTER ENDED SEPTEMBER 30,           CHANGE
                                                 ---------------------------   --------------------
                                                     2003          2002             $           %
                                                     ----          ----            ---         ---
REVENUE (IN MILLIONS):
    U.S. domestic package:
    Next day air                                   $ 1,424       $ 1,344       $    80         6.0%
    Deferred                                           714           672            42         6.3%
    Ground                                           4,081         3,873           208         5.4%
                                                   -------       -------       -------
      Total U.S. domestic package                    6,219         5,889           330         5.6%
International package:
  Domestic                                             279           238            41        17.2%
  Export                                               988           826           162        19.6%
  Cargo                                                103           120           (17)       -14.2%
                                                   -------       -------       -------
      Total International package                    1,370         1,184           186        15.7%
Non-package:
  UPS Supply Chain Solutions                           537           508            29         5.7%
  Other                                                186           173            13         7.5%
                                                   -------       -------       -------
      Total Non-package                                723           681            42         6.2%
                                                   -------       -------       -------
Consolidated                                       $ 8,312       $ 7,754       $   558         7.2%
                                                   =======       =======       =======
Memo: Gross revenue

      UPS Supply Chain Solutions                   $ 1,099       $ 1,027       $    72         7.0%

Consolidated volume (in millions)                      849           822            27         3.3%

Operating weekdays                                      64            64

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. domestic package:
  Next day air                                       1,207         1,095           112        10.2%
  Deferred                                             859           792            67         8.5%
  Ground                                             9,961         9,766           195         2.0%
                                                   -------       -------       -------
      Total U.S. domestic package                   12,027        11,653           374         3.2%
International package:
  Domestic                                             763           753            10         1.3%
  Export                                               468           433            35         8.1%
                                                   -------       -------       -------
      Total International package                    1,231         1,186            45         3.8%
                                                   -------       -------       -------
Consolidated                                        13,258        12,839           419         3.3%
                                                   =======       =======       =======
AVERAGE REVENUE PER PIECE:
U.S. domestic package:
  Next day air                                     $ 18.43       $ 19.18       $ (0.75)       -3.9%
  Deferred                                           12.99         13.26         (0.27)       -2.0%
  Ground                                              6.40          6.20          0.20         3.2%
      Total U.S. domestic package                     8.08          7.90          0.18         2.3%
International package:
  Domestic                                            5.71          4.94          0.77        15.6%
  Export                                             32.99         29.81          3.18        10.7%
      Total International package                    16.08         14.02          2.06        14.7%
Consolidated                                       $  8.82       $  8.46       $  0.36         4.3%
                                                   =======       =======       =======


Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                SELECTED FINANCIAL DATA - SEPTEMBER YEAR-TO-DATE

                                                               NINE MONTHS ENDED SEPTEMBER 30,                   CHANGE
                                                               -------------------------------        ---------------------------
                                                                   2003               2002                  $                %
                                                                   ----               ----                 --               ---
(financial data in millions, except per share amounts)
STATEMENT OF INCOME DATA:
Revenue:
      U.S. domestic package                                     $ 18,363           $ 17,700           $    663              3.7%
      International package                                        4,043              3,382                661             19.5%
      Non-package                                                  2,147              1,933                214             11.1%
                                                                --------           --------           --------
      Total revenue                                               24,553             23,015              1,538              6.7%

Operating expenses:
      Compensation and benefits                                   14,292             13,400                892              6.7%
      Other                                                        7,089              6,690                399              6.0%
                                                                --------           --------           --------
      Total operating expenses                                    21,381             20,090              1,291              6.4%

Operating profit:
      U.S. domestic package                                        2,361              2,570               (209)           -8.1%
      International package                                          468                157                311            198.1%
      Non-package                                                    343                198                145             73.2%
                                                                --------           --------           --------
      Total operating profit                                       3,172              2,925                247              8.4%

Other income (expense):
      Investment income (loss)                                        (5)                44                (49)         -111.4%
      Interest expense                                               (94)              (121)                27           -22.3%
                                                                --------           --------           --------
      Total other income (expense)                                   (99)               (77)               (22)          -28.6%

Income before income taxes                                         3,073              2,848                225              7.9%

Income taxes                                                       1,031              1,096                (65)           -5.9%

FAS 142 cumulative adjustment, net                                    --                (72)                72              N/A
                                                                --------           --------           --------
Net income                                                      $  2,042           $  1,680           $    362             21.5%
                                                                ========           ========           ========
Non-recurring items:
   FAS 142 cumulative adjustment, net                                 --                 72                (72)             N/A
                                                                --------           --------           --------
As adjusted net income exclusive of non-recurring items         $  2,042           $  1,752           $    290             16.6%
                                                                ========           ========           ========

As adjusted net income as a percentage of revenue                    8.3%              7.6%

Per share amounts

      Basic earnings per share                                  $   1.81           $  1.50
      Diluted earnings per share                                $   1.80           $  1.48

As adjusted per share amounts
      Basic earnings per share                                  $   1.81           $  1.57
      Diluted earnings per share                                $   1.80           $  1.55

Weighted average shares outstanding
      Basic                                                        1,126              1,118
      Diluted                                                      1,137              1,133


Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.

                SELECTED OPERATING DATA - SEPTEMBER YEAR-TO-DATE

                                                          NINE MONTHS
                                                        ENDED SEPTEMBER 30,                 CHANGE
                                                     ----------------------          ----------------------
                                                      2003             2002              $              %
                                                      ----             ----             ---            ---
REVENUE (IN MILLIONS):
U.S. domestic package:
      Next day air                                   $ 4,164         $ 3,993         $   171           4.3%
      Deferred                                         2,128           2,067              61           3.0%
      Ground                                          12,071          11,640             431           3.7%
                                                     -------         -------         -------
            Total U.S. domestic package               18,363          17,700             663           3.7%
International package:
      Domestic                                           819             689             130          18.9%
      Export                                           2,920           2,366             554          23.4%
      Cargo                                              304             327             (23)         -7.0%
                                                     -------         -------         -------
            Total International package                4,043           3,382             661          19.5%
Non-package:
      UPS Supply Chain Solutions                       1,567           1,425             142          10.0%
      Other                                              580             508              72          14.2%
                                                     -------         -------         -------
            Total Non-package                          2,147           1,933             214          11.1%
                                                     -------         -------         -------
Consolidated                                         $24,553         $23,015         $ 1,538           6.7%
                                                     =======         =======         =======

Memo: Gross revenue

      UPS Supply Chain Solutions                     $ 3,176         $ 2,735         $   441          16.1%

Consolidated volume (in millions)                      2,508           2,477              31           1.2%

Operating weekdays                                       191             191

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. domestic package:
      Next day air                                     1,174           1,089              85           7.8%
      Deferred                                           855             838              17           2.0%
      Ground                                           9,873           9,848              25           0.3%
                                                     -------         -------         -------
            Total U.S. domestic package               11,902          11,775             127           1.1%
International package:
      Domestic                                           760             762              (2)         -0.3%
      Export                                             467             431              36           8.4%
                                                     -------         -------         -------
            Total International package                1,227           1,193              34           2.8%
                                                     -------         -------         -------
Consolidated                                          13,129          12,968             161           1.2%
                                                     =======         =======         =======
AVERAGE REVENUE PER PIECE:
U.S. domestic package:
      Next day air                                   $ 18.57         $ 19.20         $ (0.63)         -3.3%
      Deferred                                         13.03           12.91            0.12           0.9%
      Ground                                            6.40            6.19            0.21           3.4%
            Total U.S. domestic package                 8.08            7.87            0.21           2.7%
International package:
      Domestic                                          5.64            4.73            0.91          19.2%
      Export                                           32.74           28.74            4.00          13.9%
            Total International package                15.95           13.41            2.54          18.9%
Consolidated                                         $  8.81         $  8.38         $  0.43           5.1%
                                                     =======         =======         =======

Certain prior year amounts have been reclassified to conform to the current year presentation.

Contact:

UPS, Atlanta
Public Relations
Norman Black, 404-828-7593
or
Investor Relations
Kurt Kuehn, 404-828-6977